EXHIBIT 99.1

JVB FINANCIAL HOLDINGS, LLC

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2009 and 2008

INDEPENDENT AUDITOR’S REPORT

To the Board of the Members

JVB Financial Holdings, LLC and Subsidiaries

We have audited the accompanying consolidated statements of financial condition of JVB Financial Holdings, LLC and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in members’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of JVB Financial Holdings, LLC and Subsidiaries as of December 31, 2009 and 2008, and the results of its consolidated operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Boca Raton, Florida	Certified Public Accountants
August 30, 2010 (except for note 13 as to which the date is September 13, 2010)

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

DECEMBER 31,

ASSETS
	2009	2008
Cash	$132,693	$58,607
Receivable from clearing organization, net	—	3,355,438
Marketable Securities, at market value	17,087,066	6,152,929
Other receivables	118,734	183,144
Prepaid expenses	305,224	192,556
Property and equipment, net	322,249	149,059
Clearing deposit and other deposits	172,162	139,030

Total assets	$18,138,128	$10,230,763

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Securities sold, not yet purchased, at market value	$5,250,826	$2,976,504
Due to clearing organization, net	558,981	—
Commissions and wages payable	1,640,777	1,184,170
Accounts payable	12,053	7,457
Deferred income	44,739	—
Accrued expenses	592,955	475,966

Total liabilities	8,100,331	4,644,097

Members’ equity	10,037,797	5,586,666

Total liabilities and members’ equity	$18,138,128	$10,230,763

See accompanying notes to consolidated financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31,

	2009	2008
Revenues:
Commissions	$12,807	$23,616
Proprietary trading	25,390,191	13,249,556
Interest	1,506,058	1,860,539
Unrealized gain (loss) on marketable securities	690,232	(845,231)
Other	31,234	62,047

Total revenues	27,630,522	14,350,527

Expenses:
Compensation and benefits	17,173,024	8,844,937
Clearing costs	654,543	510,357
Regulatory fees	137,294	55,741
Trading Platforms	919,403	452,469
Communication costs	980,282	529,598
Interest expense	1,127,705	1,344,031
Insurance cost	128,535	88,935
Professional fees	120,900	147,874
Depreciation	106,092	65,084
Rent	413,072	323,565
Other expenses	802,467	578,081

Total expenses	22,563,317	12,940,672

Net income	$5,067,205	$1,409,855

See accompanying notes to consolidated financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

YEARS ENDED DECEMBER 31,

	2009	2008

Balance, January 1,	$5,586,666	$4,481,298

Distributions to members	(1,178,574)	(304,487)

Capital contribution	562,500	—

Net income	5,067,205	1,409,855

Balance, December 31,	$10,037,797	$5,586,666

See accompanying notes to consolidated financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,

	2009	2008
Cash flows from operating activites:
Net income	$5,067,205	$1,409,855
Adjustments to reconcile net income to net cash provided by operating activities:
Unrealized (gain) loss on marketable securities	(690,232)	845,231
Depreciation	107,011	74,670
Gain on disposal of fixed asset	—	(3,458)
Changes in assets and liabilities:
(Increase) decrease in:
Receivable from clearing organization	3,355,438	(3,355,438)
Prepaid expenses	(112,668)	(114,852)
Other deposits	(33,132)	19,357
Other receivables	64,409	(166,822)
Marketable securities	(7,969,583)	4,004,376
Increase (decrease) in:
Commissions and wages payable	456,607	622,977
Payable to clearing organization	558,981	(3,158,599)
Accounts payable	4,596	7,457
Deferred revenue	44,739	—
Accrued expenses	116,989	113,238

Net cash provided by operating activities	970,360	297,992

Cash flows from investing activites:
Purchase of property and equipment	(280,201)	(28,867)
Proceeds from sale of property and equipment	—	33,735

Net cash provided by (used in) investing activities	(280,201)	4,868

Cash flows from financing activites:
Capital Contribution	562,500	—
Distributions to members	(1,178,573)	(304,487)

Net cash used in financing activities	(616,073)	(304,487)

Net increase (decrease) in cash	74,086	(1,627)
Cash, beginning of year	58,607	60,234

Cash, end of year	$132,693	$58,607

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,127,705	$1,344,024

See accompanying notes to financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

NOTE 1 – DESCRIPTION OF BUSINESS

The accompanying consolidated financial statements represent those of JVB Financial Holdings, LLC, which is the holding company, and its wholly owned subsidiaries, JVB Financial Group, LLC, which is a registered broker-dealer, JVB Financial Services, LLC, which was organized in 2001 and has no business purpose to date, Atlantic Real Estate Advisory Service, LLC which was organized in 2009 and has no business purpose to date, and JVB Financial, Inc., which holds the operating leases for the office spaces, (the “Company”). The Company was organized under the laws of the state of Florida in June 2000.

The Company’s sole business activities are through JVB Financial Group, LLC, which is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). All customer accounts were cleared through and carried with Pershing LLC a subsidiary of the Bank of New York on a fully disclosed basis.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the parent company, JVB Financial Holdings, LLC and of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Reclassifications

Certain items in the 2008 financial statements have been reclassified to conform to the presentation in the 2009 financial statements. Such reclassifications did not have a material impact on the presentation of the overall financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets, which range from three to eight years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the leases. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

Revenue Recognition

Proprietary securities transactions are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis.

The Company generates commission income from sales and purchases of bonds on behalf of customers. Commissions are recorded on a trade date basis.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Marketable Securities

Marketable securities held at year-end consist of trading securities, which are reported at fair value with unrealized gains or losses included in earnings.

Fair Value of Financial Instruments

We adopted the fair value guidelines issued by the FASB on July 1, 2007. The guidelines defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is a relevant measurement attribute.

Valuation techniques for fair value are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our best estimate, considering all relevant information. These valuation techniques involve some level of management estimation and judgment. The valuation process to determine fair value also includes making appropriate adjustments to the valuation model outputs to consider risk factors.

The fair value hierarchy of our inputs used in the determination of fair value for assets and liabilities during the current period consists of three levels. Level 1 inputs are comprised of unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. Level 2 inputs include quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means. Level 3 inputs incorporate our own best estimate of what market participants would use in pricing the asset or liability at the measurement date where consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. If inputs used to measure an asset or liability fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the asset or liability. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

December 31, 2009
Description	Total Fair Value of Liability	Quoted Prices in Active Markets for Identical Assets (Level 1)
Marketable securities, at market value	$17,087,066	$17,087,066
Securities sold, not yet purchased, at market value	$5,250,826	$5,250,826

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

Fair Value of Financial Instruments-(Continued)

December 31, 2008
Description	Total Fair Value of Liability	Quoted Prices in Active Markets for Identical Assets (Level 1)
Marketable securities, at market value	$6,152,929	$6,152,929
Securities sold, not yet purchased, at market value	$2,976,504	$2,976,504

Income Taxes

As a limited liability company, the Company is treated as a partnership for Federal and State income tax purposes. Under subchapter K of the Internal Revenue Code, each member is taxed separately on his distributive share of the Company’s income whether or not that income is actually distributed. Accordingly, no provision for income taxes has been recorded in the accompanying statement of operations for the year ended December 31, 2009 and 2008. However, one of its subsidiaries, JVB Financial Inc, is a corporation and is subject to state and federal income taxes on its income such amounts were not material in either 2009 or 2008.

Recent Accounting Pronouncements

In January 2010, the FASB issued guidance on fair value measurements and disclosure. This guidance amends the fair value measurements and disclosures by improving the disclosure of fair value measurements. We have adopted the Codification in the period ending March 31, 2010. The adoption of the Codification did not result in any change in our significant accounting policies.

Effective for interim and annual periods ending after September 15, 2009, the FASB Accounting Standards Codification (the “Codification”) is the single source of authoritative literature of U.S. generally accepted accounting principles (“GAAP”). The Codification consolidates all authoritative accounting literature into one internet-based research tool, which supersedes all pre-existing accounting and reporting standards, excluding separate rules and other interpretive guidance released by the SEC. New accounting guidance is now issued in the form of Accounting Standards Updates, which update the Codification. We have adopted the Codification in the period ending September 30, 2009. The adoption of the Codification did not result in any change in our significant accounting policies.

In August 2009, the FASB issued guidance on measuring liabilities at fair value. This guidance amends the fair value measurements and disclosures by providing additional guidance clarifying the measurement of liabilities at fair value. The adoption of the new accounting guidance did not have a significant impact on our consolidated financial statements.

All other new accounting pronouncements issued but not yet effective or adopted have been deemed not to be relevant to us, hence are not expected to have any impact once adopted.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

NOTE 3 – RECEIVABLE FROM AND PAYABLE TO CLEARING ORGANIZATIONS

The Company clears all of its proprietary and customer securities transactions through another broker-dealer on a fully disclosed basis. At no time is the Company in possession of customer funds.

The Company has an $11,348,077 and $7,292,095 receivable from their clearing organization at December 31, 2009 and 2008 which consists primarily of the Company’s trading profits and net commissions due from customer trades.

The Company has an $11,907,058 and $3,936,657 payable to their clearing organization at December 31, 2009 and 2008 which includes amounts due on cash and margin transactions and is collateralized by securities owned by the Company.

The Company’s clearing organization nets the receivable and payable, hence carrying either an amount payable to the Company or amount receivable from the Company. At December 31, 2009 and 2008 the Company had a net payable due and a net receivable from this clearing organization of $558,981 and $3,355,438.

NOTE 4 – MARKETABLE SECURITIES

Marketable securities, as shown in the accompanying statement of financial condition, consist primarily of federal, state and municipal government obligations. Their cost and estimated market value at December 31, 2009 and 2008 are as follows:

	December 31, 2009
	Owned	Securities sold, not yet purchased
Trading securities:
Cost	$17,141,529	$5,229,266
Unrealized (loss) gain	(54,463)	21,560

Market value	$17,087,066	$5,250,826

	December 31, 2008
	Owned	Securities sold, not yet purchased
Trading securities:
Cost	$6,762,448	$2,819,768
Unrealized (loss) gain	(609,519)	156,736

Market value	$6,152,929	$2,976,504

The Company included unrealized gains and losses in the amount of $690,232 and ($845,231) in earnings for the year ended December 31, 2009 and 2008.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

NOTE 5 – OTHER RECEIVABLES

Other receivables consist of the following at December 31, 2009 and 2008:

	December 31, 2009	December 31, 2008
Short-term loans	$70,538	$92,029
Long-term loans	23,000	91,115
Health Insurance Refund	25,196

Total	$118,734	$183,144

NOTE 6 – PROPERTY & EQUIPMENT

Fixed assets as of December 31, 2009 and 2008 consist of the following:

	December 31, 2009	December 31, 2008
Computers	$393,471	$289,966
Equipment	64,820	64,820
Furniture and fixtures	172,283	113,197
Leasehold improvements	125,097	37,240
Software licensing	29,603	29,603

	785,274	534,826

Less accumulated depreciation	(463,025)	(385,767)

Fixed asset, net	$322,249	$149,059

Depreciation for the years ended December 31, 2009 and 2008 was $107,011 and $74,670.

NOTE 7 – CONCENTRATIONS OF CREDIT RISK

The Company is engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

The Company maintains its cash in bank accounts at high credit quality financial institutions. The balances at times may exceed federally insured limits.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

NOTE 8 – NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. The Company’s ratio of aggregate indebtedness to net capital computed in accordance with Rule 15c3-1 was 0.33 to 1.

NOTE 9 – FINANCIAL INSTRUMENTS

The carrying amounts reported in the balance sheet for cash, marketable securities, receivables, prepaid expenses, deposits and payables approximate fair value based on the short-term maturity of these instruments.

NOTE 10 – RETIREMENT PLAN

The Company maintains a defined contribution plan covering substantially all employees of the Company. Employees who have attained age eighteen and have completed ninety days of service are eligible to become a participant in the plan. The plan is subject to the provisions of the Employment Retirement Income Security Act of 1974 (ERISA). The Plan has an agreement with a company to act as investment manager and invest the Plan’s assets in various types of funds. Participants can elect to have a percentage of their compensation contributed to the Plan. The Company may contribute a matching contribution to the plan for each participant equal to a percentage of the elective contributions made by the participants. Pension contribution expense was $358,302 and $320,298 for the year ended December 31, 2009 and 2008.

NOTE 11 – ACCRUED EXPENSES

	December 31, 2009	December 31, 2008
Accrued pension	$359,238	$317,782
Accrued payroll tax	1,812	600
Accrued other	231,905	157,584

Total Accrued Expenses	$592,955	$475,966

NOTE 12 – COMMITMENTS

The Company leases certain facilities and equipment for administrative purposes. Future minimum rental payments required under long-term noncancelable operating leases at the year ended December 31, 2009 were as follows:

2010	$444,274
2011	295,056
2012	135,715
2013	3,994

Total	$879,039

Total rental expenses for fiscal 2009 and 2008 were $413,072 and $323,565, respectively.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

NOTE 13 – SUBSEQUENT EVENTS

On September 13, 2010 the Company entered into a definitive agreement to sell 100% of the outstanding units of the Company to Cohen Brothers, LLC, a majority-owned subsidiary of Cohen & Company Inc. (AMEX:COHN), a leading investment firm specializing in Credit-related fixed income investments. The purchase price is estimated to be $16,631,000 not including an authorized distribution of $5,000,000 to members prior to closing. The total consideration will be adjusted on a dollar-for-dollar basis if the approved distribution is not made by the Company prior to the Closing Date and to the extent that the Final Tangible Net Worth differs from the Estimated Tangible Net Worth. Also included in the consideration is a holdback amount of $384,000 for certain performance goals by the Company.

On September 8, 2010 our Board of Members approved a distribution to members for $400,000 to be paid on September 13, 2010.

The Company has evaluated subsequent events through October 18, 2010, which is the date the financial statements were issued, and has concluded that other than the aforementioned events no other events or transactions took place which would require additional disclosure herein.